Financial risk management	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial risk management
Financial risk management

a)	Overall risk management policy
The Company’s activities expose it to a variety of financial risks, including currency risk, interest rate risk, credit risk and liquidity risk.
The Company’s overall risk management program focuses on minimizing potential adverse effects on the Company’s financial performance. Where appropriate, the Company uses derivative financial instruments to hedge certain risk exposures.
Risk management is led by senior management and executed according to Company policy. All hedging activity is carried out by a central treasury department that evaluates and hedges financial risks according to forecasts provided by the Company’s operating units.

b)	Derivatives and hedging

Derivatives are used for economic hedging purposes and not as speculative investments. Where derivatives do not meet hedge accounting criteria, they are classified as 'held for trading' for accounting purposes and are accounted for at fair value through profit or loss. They are presented as current assets or liabilities to the extent they are expected to be settled within 12 months after the end of the reporting period. The Company's derivative financial instruments are disclosed within Note 34.

Hedge accounting is applied to remove the accounting mismatch between the hedging instrument and the hedged item. The effective portion of the change in the fair value of the hedging instrument is accounted for in the translation reserve or cash flow hedge reserve through Other Comprehensive Income and will be recognized in profit or loss in the same period as the hedged item. Movements in the Company's translation reserve and cash flow hedging reserve are presented in Notes 28 & 29 respectively. The Company's accounting policy for hedge accounting is disclosed within Note 3.

As at December 31, 2018, the Company has $953.4 million of U.S. Dollar floating rate debt. The Company uses cross currency interest rate swaps to convert this into €860.8 million of debt with a fixed rate of interest, designated as a cash flow hedge. Additionally cross currency interest rate swaps have been entered into which receive €312.9 million with fixed interest flows and pays £263.4 million with fixed interest flows. £224.7 million of these swaps have been designated as a net investment hedge of the Company's investments in Pound Sterling.

In creating cash flow hedges over U.S. Dollar debt, the Company enters into cross currency hedging arrangements with similar critical terms as the hedged item, such as reference rate, reset dates, payment dates, maturities and notional amount. As all critical terms matched during the year, the economic relationship was 100% effective. If due to certain circumstances one or more critical terms do not match, the economic relationship and the hedge effectiveness will be assessed quantitatively using a cumulative dollar-offset test.

Hedge ineffectiveness may occur due to:

–the credit value/debit value adjustment on the cross currency interest rate swaps that is not matched to the underlying liability, and/or
–differences in critical terms between the cross currency interest rate swaps and underlying liability.

There was no material ineffectiveness during 2018 in relation to the cross currency interest rate swaps.

The effects of the cash flow hedging instruments on the Company's financial position and performance are as follows:

All amounts stated in €m, unless otherwise stated	December 31, 2018	December 31, 2017
Derivative financial instruments - cross currency interest rate swaps
Carrying amount of asset/(liability)	(25.6)	(61.3)
Notional amount (USD)	$953.4	$610.0
Maturity date	5/15/2022	5/15/2022
Change in fair value of outstanding hedging instruments since January 1	35.6	(61.3)
Change in value of hedged item used to determine effectiveness	(35.6)	61.3
Weighted average hedged rate for the year	1.11	1.07

The effects of the net investment hedging instruments on the Company's financial position and performance are as follows:

All amounts stated in €m, unless otherwise stated	December 31, 2018	December 31, 2017
UK cross-currency interest rate swaps hedge
Carrying amount of cross-currency interest rate swaps	21.6	15.3
Notional amount (GBP)	£224.7	£187.6
Maturity Date	5/15/2022	5/15/2022
Change in fair value of cross-currency interest rate swaps as a result of foreign currency movements since January 1	3.7	12.4
Change in value of hedged item used to determine hedge effectiveness	(3.4)	(12.4)
Weighted average hedged rate for the year	1.19	1.20

The impact of the net investment hedge is taken directly to equity via the foreign currency translation reserve. The amount taken to this reserve that arose on the translation of the notional component of cross currency interest rate swaps was a gain of €3.4 million (2017: €12.4 million gain).

There was no material ineffectiveness in the net investment hedge in either 2018 or 2017. The ineffective amount taken through the Consolidated Statements of Profit or Loss in 2018 amounted to €0.3 million.

The Company's policy is to reduce its risk of foreign exchange on material operating cashflows in currencies other than the operating entity's functional currency using forward foreign exchange contracts designated as cash flow hedges.

In order to qualify as a cash flow hedge, the hedging instrument must meet the requirements of IAS39, including that the hedging instrument must align with the hedged item. The group designates the forward component of forward contracts as the hedging instrument.

Hedge ineffectiveness may arise if the timing of the forecast transaction changes from what was originally estimated.

The effects of the foreign currency hedging instruments on the Company's financial position and performance are as follows:

As at December 31, 2018	EUR/USD	GBP/USD	GBP/EUR	SEK/EUR	Other Currencies
	€m	€m	€m	€m	€m
Derivative financial instruments - forward currency contracts
Carrying amount of asset/(liability)	8.4	2.0	1.4	(0.6)	0.5
Notional amount	224.9	47.2	97.4	65.6	38.5
Change in fair value of outstanding hedging instruments since January 1	14.1	4.5	1.9	1.5	0.8
Weighted average hedge rate for the year	1.20	1.34	1.12	0.10	—

As at December 31, 2017	EUR/USD	GBP/USD	GBP/EUR	SEK/EUR	Other Currencies
	€m	€m	€m	€m	€m
Derivative financial instruments - forward currency contracts
Carrying amount of (liability)/asset	(5.0)	(1.5)	(0.1)	1.3	0.3
Notional amount	134.5	52.3	46.3	65.9	29.8
Change in fair value of outstanding hedging instruments since January 1	(15.6)	(3.7)	(3.9)	2.6	(0.2)
Weighted average hedge rate for the year	1.16	1.32	1.12	0.10	—

The Company has historically held derivatives acting as an economic hedge. Gains during 2018 from foreign exchange forward contracts designated as fair value through the Consolidated Statements of Profit or Loss amounted to €nil (2017: €nil, 2016: €1.0 million).

Gains in the year from foreign exchange swap contracts used for liquidity purposes designated as fair value through the Consolidated Statements of Profit or Loss amounted to €1.0 million (2017: €3.5 million, 2016: €4.3 million loss).

Gains in the year from cross currency interest rate swap contracts designated as fair value through the Consolidated Statement of Profit or Loss amounted to €0.4 million (2017: €3.9 million, 2016: €nil).

c)	Market risk (including currency risk and interest rate risk)
In managing market risks, the Company aims to minimize the impact of short term fluctuations on the Company’s earnings. Over the longer term, permanent changes in both foreign exchange rates and interest rates will have an impact on consolidated earnings.

Currency risk	Foreign currency risk on assets and liabilities in currencies other than functional currency
Foreign Exchange

translation risk
The Company is exposed to foreign exchange translation risk arising from the translation of assets and liabilities denominated in currencies other than the Euro. Key areas of foreign currency exposure include non-Euro debt and investments in subsidiaries not held in Euro. Company policy is to mitigate the potential foreign exchange translation risk by converting where appropriate, borrowings into Euro. This has been achieved on the U.S. Dollar debt through the use of cross currency swaps designated as a cash flow hedge. The Company also hedges translational exposure on consolidation of GBP net assets through the use of currency swaps designated as a net investment hedge. Differences between fair value at inception and the transaction cost will be amortized and adjusted through changes in fair value over the life of the hedging instrument.

Mitigation & Impact on

Statement of Financial	Foreign exchange translation risk resulting from the translation of non-Euro

Position	Denominated borrowings into Euros, to the extent that they are hedged will be mitigated by the translation of the underlying cross currency interest rate hedging arrangements.

As at 31 December 2018, 85.3% of the Company’s Pound Sterling cross currency interest rate swaps are designated as hedges against the Company’s investment in its UK subsidiaries (2017: 82.8%). As at December 31, 2018, this represented 103% of the net assets held in GBP (2017: 93.1%).

Sensitivity analysis	During 2018, the Euro strengthened by 1.3% against Pound Sterling (2017: strengthened by 3.9%).

The notional amount of Pound Sterling cross currency interest rate swaps designated as a Net Investment hedge is £224.7 million. A 1% movement in the GBP-EUR foreign exchange rate would result in a gain or loss of €2.5 million (2017: €2.2 million) which would be taken to equity.

Hedge accounting is not applied to 14.7% of the Company's Pound Sterling cross currency interest rate swaps. A 1% movement in the GBP-EUR foreign exchange rate would result in a gain or loss of €0.5 million.

In addition, the impact on the related interest charge for each 1% movement in the GBP-EUR foreign exchange rate would be to decrease or increase the charge by €0.1 million, (2017: €0.1 million) within the Company Consolidated Statements of Profit or Loss.

Currency risk	Foreign currency risk on purchases

The Company is exposed to foreign exchange risk where a business unit has material operating cashflows in a currency other than the functional currency of that entity.
The most significant exposures for the Company are the purchase of raw materials, stock and services purchased in U.S. Dollars and Euros.

Mitigation & Impact on	The Company’s policy is to reduce this risk by using foreign exchange forward contracts

Statement of Financial	which are designated as cash flow hedges.
Position / Equity
As at December 31, 2018, the fair value of forward contracts entered into to hedge the future purchase of U.S. Dollars is an asset of €10.6 million (2017: €6.5 million asset). All forecast transactions are still expected to occur. As at December 31, 2018, 85.2% (2017: 69.8%) of forecast future U.S. Dollar payments to the end of 2019 were hedged through the use of forward contracts and existing cash. All forward contracts have been designated as cash flow hedges and have a maturity within the next 12 months.

The fair value of the Euro forward contracts with reference to non-Euro functional currencies as at December 31, 2018 is €1.1 million (2017: €1.5 million). As at December 31, 2018, 69.5% (2017: 68%) of forecast future net euro payments to the end of 2019 were hedged through the use of forward contracts and existing cash. All forward contracts have been designated as cash flow hedges and have a maturity within the next 12 months.

Sensitivity analysis
During 2018, the Euro strengthened by 1.3% against Pound Sterling (2017: strengthened by 3.9%), weakened by 4.5% against the U.S.Dollar (2017: strengthened by 13.9%) and strengthened by 4.1% against the Swedish Krona (strengthened by 2.7%).

On an annualized 2018 basis, and assuming all other factors remain constant, for each 1% movement in value of the Euro against Pound Sterling, the impact to the Company profit or loss before tax would be approximately €1.2 million (2017: €0.7 million), excluding the impact of any forward contracts.

On an annualized 2018 basis, and assuming all other factors remain constant, for each 1% movement in value of the Euro against the U.S.Dollar, the impact to the Company profit or loss before tax would be approximately €2.3 million (2017: €2.4 million), excluding the impact of any forward contracts.

On an annualized 2018 basis, and assuming all other factors remain constant, for each 1% movement in value of the Euro against Swedish Krona, the impact to the Company profit or loss before tax would be approximately €1.3 million (2017: €0.7 million), excluding the impact of any forward contracts.

We do not expect purchase levels to be materially different in the coming year.

Interest rate risk

Description	The Company is exposed to changes in interest rates to the extent that it enters into floating rate borrowings.

Mitigation & Impact on

Equity / Income Statement
The Company’s policy on interest rate risk is to mitigate the Company’s exposure to fluctuations in interest rates. In 2018 the Company extended its U.S. Dollar denominated floating rate Senior debt by $343.4 million to $953.4 million. The company also entered into additional cross currency interest rate swaps to convert incremental floating rate U.S. Dollar term loans into fixed rate Euro borrowings.

Sensitivity analysis	During 2018, three month EURIBOR rates remained below zero (2017: no change). Within the Euro denominated senior loans, there is a EURIBOR floor of 0%.

If interest rates were to move by 1%, this would have a correspondingly decrease or increase in the Company’s profit/(loss) before tax by approximately €5.7 million (2017: €5.1 million).

d)	Credit risk

Description
Credit risk arises on cash and cash equivalents and derivative financial instruments with banks and financial institutions, as well as on credit exposures to customers. See Note 18 for analysis of the trade receivables balance and Note 20 for analysis of the cash and cash equivalents balance.

Mitigation
The Company limits counterparty exposures by monitoring each counterparty carefully and where possible, sets credit limits according to approved treasury policy. The Company limits its exposure to individual financial institutions by diversification of exposure across a range of financial institutions, including forward foreign exchange contracts, cross currency interest rate swaps and surplus cash deposits.

The credit quality of customers is assessed taking into account their financial position, past experience and other factors. Credit limits are set for customers and regularly monitored to mitigate ongoing payment risk.

e)	Liquidity risk

Description
The Company is exposed to the risk that it is unable to meet its commitments as they fall due. The Company has financial conditions, including financial covenants as part of the Senior debt arrangements which it must comply with in order to maintain its current level of borrowings. There have been no breaches of the covenants throughout the year.

Mitigation
The Company ensures that it has sufficient cash and available funding through regular cash flow and covenant forecasting. In addition, the Company has access to a revolving credit facility of €80.0 million, expiring in May 2023. This is available to finance working capital requirements and for general corporate purposes. Currently €16.8 million is utilized for letters of credit, overdrafts, customer bonds and bank guarantees.

Capital risk management

The objective of the Company when considering total capital is to protect the value of capital investments and to generate returns on shareholder funds. Total capital is defined as including Loans and Borrowings and equity, including derivatives used for the purpose of hedging currency and interest exposure on Loans and Borrowings, but excluding the cashflow hedging reserve.

In support of its objectives, the Company may undertake actions to adjust its capital structure accordingly. Actions may include, but not limited to, raising or prepayment of Borrowings together with related derivative instruments, issuance of additional share capital, payment of dividends or share buy-back.
Maturity analysis
The USD denominated term loans include the requirement to repay 1% of outstanding notional per annum. In 2019 this amounts to €8.4 million (2018: €5.1 million) In addition, the Senior Facilities Agreement also includes an excess cashflow calculation whereupon an amount of principal shall be repaid based upon terms including cash generated during the year and Company leverage. In 2019, this value amounts to €12.1 million (2018: nil). Both amounts have been reflected as current borrowings in the tables below.
The tables below show a maturity analysis of contractual undiscounted cash flows, showing items at the earliest date on which the Company could be required to pay the liability:

2018	2019	2020	2021	2022	2023	Over 5 years	Total
	€m	€m	€m	€m	€m	€m	€m
Borrowings-principal	23.4	8.4	8.4	8.4	8.4	1,737.4	1,794.4
Borrowings-interest	67.9	67.6	67.1	66.7	66.3	26.3	361.9
Forward contracts Sell	671.9	—	—	—	—	—	671.9
Forward contracts Buy	(686.7)	—	—	—	—	—	(686.7)
Cross Currency Interest Rate Swaps Pay	40.1	39.8	39.6	1,130.8	—		1,250.3
Cross Currency Interest Rate Swaps Receive	(56.7)	(56.4)	(55.9)	(1,130.1)	—	—	(1,299.1)
Trade and other payables excluding non-financial liabilities	534.9	—	—	—	—	—	534.9
Total	594.8	59.4	59.2	75.8	74.7	1,763.7	2,627.6

2017	2018	2019	2020	2021	2022	Over 5 years	Total
	€m	€m	€m	€m	€m	€m	€m
Borrowings-principal	5.1	5.1	5.1	5.1	5.1	1,384.0	1,409.5
Borrowings-interest	46.3	46.0	46.0	45.7	45.5	62.9	292.4
Forward contracts Sell	484.0	—	—	—	—	—	484.0
Forward contracts Buy	(479.6)	—	—	—	—	—	(479.6)
Cross Currency Interest Rate Swaps Pay	29.1	28.7	28.6	28.4	801.4	—	916.2
Cross Currency Interest Rate Swaps Receive	(32.0)	(31.6)	(31.4)	(31.2)	(759.3)	—	(885.5)
Trade and other payables excluding non-financial liabilities	441.6	—	—	—	—	—	441.6
Total	494.5	48.2	48.3	48.0	92.7	1,446.9	2,178.6